REVERSAL OF IMPAIRMENT CHARGES	9 Months Ended
Sep. 30, 2017
Impairment Of Assets [Abstract]
REVERSAL OF IMPAIRMENT CHARGES
REVERSAL OF IMPAIRMENT CHARGES

		Three months ended September 30,		Nine months ended September 30,
	Notes	2017	2016	2017	2016
Suriname CGU[1]
Property, plant and equipment	11	$—	$—	$124.1	$—
Côté Gold Project
Exploration and evaluation assets	12	—	—	400.0	—
		$—	$—	$524.1	$—
1 The Suriname CGU consists of Rosebel Gold Mines N.V. and Euro Ressources S.A.
Property, plant and equipment
The Company performs an assessment at each reporting date to determine whether there is an indication of potential reversal of previously recognized impairment losses. On July 26, 2017 (effective June 30, 2017), the Company identified a significant increase in reserves and resources and corresponding extension of the life of mine ("LOM") for the Rosebel mine, which were considered to be an indicator of reversal, as these represented a significant change in the key inputs used to determine the cash generating unit's ("CGU") recoverable amount. As a result, an assessment was performed for the Company’s Suriname CGU, and it was determined that the recoverable amount, representing the CGU’s fair value less costs of disposal ("FVLCD"), exceeded the carrying amount. This resulted in a reversal of the impairment charge recorded in 2013, which was limited to the carrying amount of the Suriname CGU that would have been determined had no impairment charge been recognized in prior years, net of depreciation charges. The pre-tax and after-tax amounts of impairment reversal recorded in the Company’s Consolidated statements of earnings in the second quarter of 2017 were $124.1 million and $79.9 million, respectively.
The significant estimates and assumptions used in determining the FVLCD for the CGU were LOM production profiles, future commodity prices, reserves and resources, discount rate, values of un-modeled mineralization and capital expenditures. The estimates of future cash flows were derived from the most recent LOM of approximately 11 years, which is based on Management’s current best estimates of optimized mine and processing plans, future operating costs and capital expenditures. For the assessment, the Company used an estimated gold price of $1,225 per ounce for the first 5 years starting 2018, decreasing to $1,200 per ounce for 2023 and beyond.
The future cash flows used to calculate the recoverable amount of the CGU were discounted using a real weighted average cost of capital of 6%, which reflects specific market risk factors for the mine. Un-modeled mineralization for the CGU was valued at $45 per ounce. Oil price is a significant component of cash costs of production and was estimated based on the current price, forward prices, forecasts of future prices from third-party sources and the Company’s hedging program.
Exploration and evaluation assets
On June 5, 2017, upon entering into a definitive Investment Agreement with SMM for the sale of a 30% interest in the Côté Gold Project (note 5), the Company performed an assessment of whether the previous impairment charge on the Project had reversed. The Company determined that the consideration agreed to by SMM indicated the recoverable amount exceeded the carrying amount, which resulted, in the second quarter of 2017, in the reversal of the previously recorded impairment charge of $400 million. The reversal is limited to the carrying amount that would have been determined had no impairment charge been recognized in prior years.